UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2021

Cipherloc Corporation

(Exact name of registrant as specified in its charter)

Texas	000-28745	86-0837077
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

6836 Bee Caves Road

Building 1, Suite 279

Austin, TX 78746

(Address of principal executive offices)

Registrant’s telephone number, including area code: (512) 772-4245

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As further described below, Cipherloc Corporation, a Texas corporation (the “Registrant”), and its wholly owned subsidiary, Cipherloc Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger, dated as of September 13, 2021 (the “Reincorporation Merger Agreement”), with the Company continuing as the surviving corporation (the “Reincorporation Merger”). Pursuant to the Reincorporation Merger Agreement, at the Effective Time (as hereinafter defined) the Company will succeed to the assets, continue the business and assume the rights and obligations of the Registrant existing immediately prior to the Effective Time. The Reincorporation Merger is expected to be consummated when the certificates of merger filed with the Secretary of State of the State of Texas (the “Texas Certificate of Merger”) and the Secretary of State of the State of Delaware (the “Delaware Certificate of Merger”) on September 16, 2021 become effective on September 30, 2021 (the “Effective Time”). Copies of the Texas Certificate of Merger and the Delaware Certificate of Merger are filed as Exhibits 3.1 and 3.2, respectively, and are each incorporated herein by reference. The Reincorporation Merger Agreement and transactions contemplated thereby were adopted by the shareholders of the Registrant at the annual meeting of the shareholders of the Registrant held on September 13, 2021 (the “Annual Meeting”).

At the Effective Time, pursuant to the Reincorporation Merger Agreement, each outstanding share of common stock of the Registrant (“Predecessor Common Stock”), is to be automatically converted into one share of common stock of the Company (“Company Common Stock”).

Pursuant to the Reincorporation Merger Agreement, at the Effective Time, the directors and officers of the Registrant immediately prior to the Reincorporation Merger are to become the directors and officers of the Company and continue their respective directorship or services with the Company on the same terms as their respective directorship or service with the Registrant immediately prior to the Effective Time.

As a result of the Reincorporation Merger, at the Effective Time the internal affairs of the Company will cease to be subject to the Texas Business Organizations Code (“TBOC”) or governed by the Registrant’s Amended and Restated Articles of Incorporation (the “Texas Certificate”) and its bylaws (the “Texas Bylaws”). As of the Effective Time, the Company is to be subject to the Delaware General Corporation Law (“DGCL”) and governed by the Company’s Certificate of Incorporation (the “Delaware Certificate”) and Bylaws (the “Delaware Bylaws”), which were included as exhibits to the Proxy Statement for the Registrant’s Annual Meeting (the “Proxy”) and incorporated herein by reference.

The description of the Reincorporation Merger and the Reincorporation Merger Agreement contained in this Item 1.01, including those incorporated by reference to the Proxy, does not purport to be complete and is subject to and qualified in its entirety by reference to the Reincorporation Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Registrant’s or Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Registrant’s and Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Registrant’s Annual Report on Form 10-K for the year ended September 30, 2020, and other risks and uncertainties listed from time to time in the Company’s other filings with the Securities and Exchange Commission. There may be other factors of which either the Registrant or the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In addition, there is uncertainty about the spread of the COVID-19 virus and the impact it may have on the Registrant’s and the Company’s operations, the demand for the Registrant’s and the Company’s products or services, global supply chains and economic activity in general. The Registrant and the Company do not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated as of September 13, 2021, by and between Cipherloc Corporation (a Texas corporation ) and Cipherloc Corporation (a Delaware corporation)
3.1	Texas Certificate of Merger, filed on September 16, 2021.
3.2	Delaware Certificate of Merger, filed on September 16, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2021

CIPHERLOC CORPORATION

By:	/s/ Ryan Polk
Ryan Polk
Chief Financial Officer

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